EXHIBIT 10.3


                               AMENDMENT NO. 1 TO
                 WEST VIEW SAVINGS BANK AND WVS FINANCIAL CORP.
                      DEFERRED COMPENSATION TRUST AGREEMENT

         This Amendment No. 1 to the West View Savings Bank and WVS Financial Corp. Deferred Compensation Trust Agreement (the "Trust Agreement") by and between West View Savings Bank (the "Bank"), WVS Financial Corp. (the "Corporation") and David J. Bursic, David L. Aeberli and Margaret VonDerau (the "Trustees") is dated and is effective as of November 24, 2008. The Trust Agreement was originally effective as of August 31, 1993. Capitalized terms which are not defined herein shall have the same meaning as set forth in the Trust Agreement.


                                   WITNESSETH:

         WHEREAS, the Corporation and the Bank have adopted the Amended and Restated Directors' Deferred Compensation Plan (the "Plan") to provide deferred compensation for certain members of the Board of Directors of the Corporation, the Bank or any other participating subsidiary (collectively, the "Participants");

         WHEREAS, the parties hereto previously established a trust (the "Trust") to fund the obligations under the Plan, with the assets contributed to the Trust subject to the claims of the Corporation's and the Bank's creditors in the event of the Corporation's or the Bank's insolvency, until paid to a Participant or their beneficiaries in such manner and at such times as specified in the Plan;

         WHEREAS, subsequent to the adoption of the Trust Agreement, the Internal Revenue Service issued final regulations under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, Section 409A of the Code provides that if the assets held in the Trust are ever transferred outside of the United States, then such assets would be deemed transferred to the Participants and taxable to the Participants;

         WHEREAS, all assets of the Trust have been held in the United States, and it is the intent of the parties that all Trust Assets continue to be held in the United States;

         WHEREAS, the parties desire to amend the Trust Agreement to expressly prohibit any transfer of any Trust Assets outside of the United States; and

         WHEREAS, Section 12 of the Trust Agreement permits the parties hereto to amend the Trust Agreement;

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein set forth and such other consideration the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Change in  References  to the Program.  All  references in the Trust
            -------------------------------------
Agreement to the WVS Financial Corp. Directors Deferred Corporation Program are hereby changed to the WVS Financial Corp. and West View Savings Bank Amended and Restated Directors' Deferred Compensation Plan, and all references in the Trust Agreement to the Program are hereby changed to the Plan.

         2.  Amendment  to  Section 5 of the Trust  Agreement.  Section 5 of the
             ------------------------------------------------
Trust Agreement is hereby amended to add the following sentence at the end of such section:

          "Notwithstanding any other provision of this Trust Agreement, all Trust Assets shall be held in the United States of America, and at no time shall the Trustee or any other person or entity cause any of the Trust Assets to be transferred outside of the United States."

         3.  Effectiveness.  This Amendment shall be deemed  effective as of the
             -------------
date first written above, as if executed on such date. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Trust Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect and shall be otherwise unaffected.

         4. Governing Law. This Amendment  shall be governed by and construed in
            -------------
accordance with the laws of the Commonwealth of Pennsylvania.

         5.  Counterparts.  This  Amendment  may be  executed  in any  number of
             ------------
counterparts, each of which shall for all purposes be deemed an original, and all of which together shall constitute one and the same instrument.


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


         IN WITNESS WHEREOF, the Corporation, the Bank and the Trustees have caused this Amendment to be signed, and their respective corporate seals to be hereto affixed, as of the day and year first written above.

                                    WVS FINANCIAL CORPORATION
Attest:


/s/ Pamela M. Gregio                By:    /s/ David J. Bursic
--------------------------------           -------------------------------------
Name:    Pamela M. Gregio                  David J. Bursic
Title:   Corporate Secretary               President and Chief Executive Officer


                                    WEST VIEW SAVINGS BANK
Attest:


/s/ Pamela M. Gregio                By:    /s/ David J. Bursic
--------------------------------           -------------------------------------
Name:    Pamela M. Gregio                  David J. Bursic
Title:   Corporate Secretary               President and Chief Executive Officer


                                    TRUSTEES

                                    /s/ David J. Bursic
                                    --------------------------------------------
                                    David J. Bursic

                                    /s/ David L. Aeberli
                                    --------------------------------------------
                                    David L. Aeberli

                                    /s/ Margaret VonDerau
                                    --------------------------------------------
                                    Margaret VonDerau


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